Intangibles and Other Assets	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Intangibles and Other Assets
4.	INTANGIBLES AND OTHER ASSETS

Intangibles and other assets consist of the following:

(Dollars in thousands)	September 30, 2012	December 31, 2011
Amortizable intangible assets:
Customer relationships, net of accumulated amortization of $7.3 million on September 30, 2012, and $6.7 million on December 31, 2011	$6,020	$6,620
Patents, net of accumulated amortization of $0.7 million on September 30, 2012, and $0.6 million on December 31, 2011	440	526

Total amortizable intangible assets	6,460	7,146

Unamortizable intangible assets:
Trademarks	18,116	21,473
Other assets:
Financing costs, net of accumulated amortization of $7.0 million on September 30, 2012, and $16.1 million on December 31, 2011	35,248	24,093
Deferred major repair	14,769	12,294
Replacement parts, net	3,069	4,257
Loan to affiliate	23,305	23,305
Restricted cash	2,972	3,560
Other	6,963	6,822

Total other assets	86,326	74,331

Intangibles and other assets	$110,902	$102,950

Certain previously reported amounts have been reclassified to agree with current presentation.

In the third quarter of 2012, we completed a comprehensive assessment of the damage resulting from the fire and explosion at our paper mill in Sartell, Minnesota, and announced the decision to permanently close the mill. As a result of the closure, we performed an interim impairment analysis of our trademarks, which resulted in an impairment charge of $3.4 million, based on a projected reduction of revenues primarily as a result of a reduction in production capacity. The trademarks impairment charge is included in Restructuring and other charges on our accompanying condensed consolidated statements of operations (see also Note 10).

Amortization expense of intangibles was $0.2 million and $0.7 million for the three-month and nine-month periods ended September 30, 2012, respectively, compared to $0.3 million and $0.8 million for the three-month and nine-month periods ended September 30, 2011, respectively.

The estimated future amortization expense for intangible assets over the next five years is as follows:

(Dollars in thousands)
2012	$229
2013	815
2014	715
2015	615
2016	567

5.	INTANGIBLES AND OTHER ASSETS

Intangibles and other assets consist of the following:

	December 31,
(Dollars in thousands)	2011	2010
Amortizable intangible assets:
Customer relationships, net of accumulated amortization of $6.7 million on December 31, 2011, and $5.7 million on December 31, 2010	$6,620	$7,570
Patents, net of accumulated amortization of $0.6 million on December 31, 2011, and $0.5 million on December 31, 2010	526	641

Total amortizable intangible assets	7,146	8,211

Unamortizable intangible assets:
Trademarks	21,473	21,473
Other assets:
Financing costs, net of accumulated amortization of $16.1 million on December 31, 2011, and $18.5 million on December 31, 2010	24,093	24,800
Deferred major repair	12,294	12,009
Deferred software cost, net of accumulated amortization of $0.8 million on December 31, 2011, and December 31, 2010	725	414
Replacement parts, net	4,257	4,535
Loan to affiliate	23,305	23,305
Restricted cash	3,560	27,399
Other	6,097	5,204

Total other assets	74,331	97,666

Intangibles and other assets	$102,950	$127,350

Amounts reflected in depreciation, amortization, and depletion expense related to intangibles and other assets are as follows:

(Dollars in thousands)	2011	2010	2009
Intangible amortization	$1,065	$1,265	$1,415
Software amortization	$483	940	1,880

The estimated future amortization expense for intangible assets over the next five years is as follows:

(Dollars in thousands)
2012	$915
2013	815
2014	715
2015	615
2016	567

During the fiscal quarter ended September 30, 2011, based on a combination of factors, including the difficult market conditions which have resulted in a decline in customer demand and excess capacity in the coated paper markets and high raw material, energy, and distribution costs which have challenged the profitability of our products, we concluded that sufficient indicators existed to require us to perform an interim goodwill impairment analysis as of September 30, 2011. During the fourth quarter of 2011, we completed the second step of the goodwill impairment test by comparing the fair value of the reporting unit to the fair value of its identifiable assets and liabilities to determine the implied fair value of goodwill. Upon finalizing our analysis, we determined that the carrying value of the “Coated” reporting unit exceeded its fair value, and we recognized a goodwill impairment charge of $10.5 million. The fair value of the reporting unit was estimated using the expected present value of the reporting unit’s future cash flows, public company trading multiples and comparable transaction multiples for recent industry transactions. Inputs into these methods use information that is not generally observable (Level 3 inputs). The present value of our future cash flows was based on our estimates of future revenue, expected manufacturing and operating costs including changes in working capital and capital expenditures. These assumptions were determined by management utilizing our internal operating plan, growth rates for revenues and operating expenses, and margin assumptions. An additional key assumption under this approach is the discount rate, which was derived from our analysis of the weighted average cost of capital of representative public companies. Public company trading multiples and comparable recent transaction multiples are based on information derived from public company data and business acquisitions that would be considered representative of the industry. The results of these methods are weighted based on management’s evaluation of the relevance of each approach, with the income approach receiving the greatest weighting. Also as part of the second step of the goodwill impairment test, we estimated the fair value of the identifiable assets and liabilities of the reporting unit, which involves the use of unobservable inputs. The more significant estimates relate to machinery and equipment and identifiable intangible assets. The fair value of machinery and equipment was developed based on estimated replacement cost less depreciation factors for deterioration. Fair values of the identifiable intangible assets include our customer relationship assets and trade names and are based on future cash flows attributed to these assets discounted to their present value.

We may also be required to periodically measure certain other assets at fair value on a nonrecurring basis, including long-lived assets and other intangible assets. During the year ended December 31, 2011, we did not record any impairment charges on long-lived assets or other intangible assets as no significant events occurred requiring non-financial assets and liabilities, other than goodwill, to be measured at fair value (subsequent to initial recognition). During the years ended December 31, 2010 and 2009, we did not record any impairment charges on long-lived assets, goodwill, or other intangible assets as no significant events requiring non-financial assets and liabilities to be measured at fair value occurred.